SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 7, 2006

BioCryst Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

2190 Parkway Lake Drive, Birmingham, Alabama 35244
(Address of Principal Executive Office)

(205) 444-4600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement:

On October 7, 2006, the Compensation Committee of the Board of Directors of BioCryst Pharmaceuticals, Inc. (the “Company”) approved bonuses for the following executive officers, payable on April 1, 2007, and also approved stock options for several of the executive officers effective November 1, 2006 as shown below.

Executive Officer	Bonus	Options

J. Claude Bennett, M.D. President & COO	$25,000
W. James Alexander, Senior VP Clinical & Regulatory Operations and Chief Medical Officer	$20,000
Michael A. Darwin, CFO, Secretary & Treasurer	$25,000
Randall B. Riggs, Senior VP Business Development	$25,000	12,000
Jonathan M. Nugent, VP Corporate Communications	$20,000	12,000

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2006	BioCryst Pharmaceuticals, Inc.

	By:	/s/ Michael A. Darwin

Michael A. Darwin
Chief Financial Officer and Chief Accounting Officer